Execution Version 77353721v.8 LOAN AGREEMENT This Loan Agreement, dated as of December 30, 2021, is by and between Strategic Realty Trust, Inc., a Maryland corporation (the “Borrower”), and PUR Holdings Lender, LLC, a Delaware limited liability company (the “Lender”). R E C I T A L S: WHEREAS, the Borrower has requested that the Lender make a loan facility available to the Borrower, the proceeds of which will be used by the Borrower for working capital and other general corporate purposes other than the acquisition of any real property. WHEREAS, it is a condition precedent to the obligation of the Lender to make the Loans that the Borrower shall have executed and delivered this Agreement; and WHEREAS, the Borrower desires to execute this Agreement to satisfy the condition described in the preceding paragraph and to induce the Lender to make the Loans, and the Lender desires to make the Loans to the Borrower only on the terms and subject to the conditions set forth herein and in the other Loan Documents. NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I DEFINITIONS As used in this Agreement, the following terms shall have the meanings set forth below: “Agreement” means this Loan Agreement as from time to time amended, supplemented, restated or otherwise modified and in effect. “Borrower” has the meaning set forth in the introduction hereto. “Business Day” means a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Illinois for the conduct of substantially all of their commercial lending activities. “Contractual Obligation” means, as applied to any Person, any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement or instrument to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting such Person or any of its properties). “Event of Default” has the meaning set forth in Section 6.01.

2 77353721v.8 “Excluded Taxes” is defined in Section 2.06. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America, as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entities as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination. “Governmental Authority” shall mean any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. “Indebtedness” of any Person means (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person (other than in the nature of trade accounts payable) under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all guarantees by such Person of Indebtedness of others; provided, that the Indebtedness attributed to such Person as a result of a guarantee by such Person of the Indebtedness of others shall not exceed the then outstanding Indebtedness subject to such guarantee, (g) all obligations of such Person as an account party in respect of letters of credit and bankers’ acceptances, and (h) the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be accounted for as capital leases on a balance sheet of such Person under GAAP. “Lender” means PUR Holdings Lender, LLC, a Delaware limited liability company, and its successors and permitted assigns. “Lien” means any judgment lien or execution, attachment, levy, distraint or similar legal process and any mortgage, pledge, security interest, encumbrance, lien, charge or deposit arrangement (other than a deposit in the ordinary course of business and not intended as security) of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale of receivables with recourse (in whole or in part) against the seller or any other Person except the account debtors, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code of the State of Illinois or any similar statute other than to reflect ownership by a third party of property leased to a Person under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another Person). “Loan” and “Loans” means each direct advance and the aggregate of all such direct advances made by the Lender to the Borrower under and pursuant to this Agreement, as set forth in Section 2.01 of this Agreement which Loans shall not exceed the Loan Commitment.

3 77353721v.8 “Loan Commitment” shall mean Four Million and 00/100 Dollars ($4,000,000.00). “Loan Documents” means this Agreement, the Note , and any and all other documents or agreements contemplated hereby or thereby, as the same may be amended, supplemented, restated or otherwise modified from time to time and in effect. “Material Adverse Effect” means, as to any Person, a material adverse effect on the business, properties, assets, operations or financial condition of such Person, or an event that would materially adversely affect the ability of such Person to perform its obligation under this Agreement and the other Loan Documents to which such Person is a party. “Maturity Date” means December 30, 2022. “Net Cash Proceeds” means the aggregate cash proceeds (including cash proceeds received pursuant to policies of insurance or by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by Borrower pursuant to such Property Disposition net of (i) the direct costs relating to such sale (including transfer taxes, sales commissions, and legal, accounting, and investment banking fees), (ii) any portion of such proceeds deposited in an escrow account pursuant to the documentation related to such Property Disposition (provided that such amounts shall be treated as Net Cash Proceeds upon the release from such escrow account), and (iii) amounts required to be applied to the repayment of any Indebtedness secured by a Lien on the real property subject to such Property Disposition. “Non-Excluded Taxes” is defined in Section 2.06. “Note” is defined in Section 2.02. “Obligations” means all unpaid principal of and accrued and unpaid interest on each Loan, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lender or any indemnified party hereunder or under any other Loan Document, in each case, arising under any of the Loan Documents. “Person” means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof. “Property Disposition” means the sale by Borrower to any Person of any real property owned, in whole or in part, by Borrower. “Unmatured Event” means an event which, but for the giving of notice and passage of time, would constitute an Event of Default. The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. The words “herein,” “hereof” and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement. References to “Articles,” “Sections,” “subsections,” “paragraphs,” “Exhibits” and “Schedules” in this Agreement shall refer to Sections, subsections, paragraphs, Exhibits and Schedules of this Agreement unless otherwise expressly provided; references to Persons include

4 77353721v.8 their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. ARTICLE II LOAN TERMS 2.01 Loans. (a) Subject to the satisfaction in full of the terms and conditions set forth in this Agreement, the Lender agrees to make Loans at such times as the Borrower may from time to time request until, but not including, the Maturity Date, and in such amounts as the Borrower may from time to time request pursuant to the terms of this Agreement, provided, however, that the aggregate principal balance of all Loans outstanding or otherwise repaid at any time shall not exceed the Loan Commitment. Loans made by the Lender and repaid by the Borrower may not be borrowed again. The Loans shall be used by the Borrower for working capital and other general corporate purposes other than the acquisition of any real property. It is acknowledged and agreed by the Lender and the Borrower that the obligations of the Borrower hereunder are full-recourse obligations of the Borrower. (b) Borrowing Procedures. Each Loan shall be made available to the Borrower, subject to the terms and conditions set forth in this Agreement, not later than five (5) business days after any written loan request (including e-mail) from an authorized representative of the Borrower. Each such request shall be effective upon receipt by the Lender, shall be irrevocable, and shall specify the date and amount of borrowing. Each request for a Loan must be (i) received by the Lender no later than 11:00 a.m. Central time, five Business Days before the day it is to be funded, and (ii) in an amount no less than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00). The proceeds of each Loan shall be made available at the office of the Lender by any means requested by the Borrower and acceptable to the Lender. The Borrower does hereby irrevocably confirm, ratify and approve all such advances by the Lender. 2.02 Note. The Loans made to the Borrower, and the Borrower’s obligation to repay the Loans, shall be evidenced by a Note in the form attached hereto as Exhibit A issued by the Borrower to the Lender (as amended, restated or supplemented from time to time, the “Note”), which shall provide, among other things, that (a) such Note shall mature, and the outstanding principal amount thereof and the unpaid accrued interest thereon shall be due and payable, on the Maturity Date, and (b) the Borrower shall pay interest on the unpaid principal amount of the Loans from the date of the Loans until paid in full, payable to the Lender, in the manner specified by Section 2.03 of this Agreement. 2.03 Interest. (a) The Borrower promises to pay interest to the Lender on the outstanding principal amount of the Loans (and on any accrued interest not paid at the time required by this Agreement) until the Loans are paid in full, payable to the Lender at the interest rate specified in this Section 2.03(a). The Loans shall bear interest from the funding date thereof until paid in full at a rate equal to 7% per annum, compounded on a monthly basis.

5 77353721v.8 (b) During the continuance of an Event of Default, upon written demand from Lender to Borrower (or automatically during the continuance of an Event of Default pursuant to Section 6.01(g)), the Loans shall bear interest at a rate equal to 12% per annum, compounded on a monthly basis, or the maximum default interest rate if a lower rate is required by applicable law; provided however, that such increased rate shall automatically and without action of any kind by the Lender be rescinded at such time as the Event of Default causing such increased rate is cured or waived by the Lender. (c) Interest shall be payable in arrears (i) on the date of any prepayment (on the amount prepaid), (ii) on the Maturity Date, (iii) on the date of any acceleration of the Loans, and (iv) on demand during the existence of an Event of Default. (d) Interest on the Loans and any fees shall be calculated on the basis of a 360 day year and paid for actual days elapsed. 2.04 Payment of Principal. Unless sooner paid in full due to early termination or otherwise, the outstanding principal balance of the Loans (along with all other outstanding Obligations at such time, including all accrued interest) shall be paid in full on the Maturity Date. Notwithstanding anything to the contrary contained herein, accrued interest and/or principal balance of the Loans may be prepaid, in whole or in part, at any time by the Borrower without premium or penalty. 2.05 Mandatory Prepayment Event. Notwithstanding anything contained to the contrary herein, within five (5) Business Days of receipt by the Borrower of any Net Cash Proceeds from any Property Disposition, the Borrower shall make a prepayment of the then outstanding Loans (until paid in full), in an amount equal to 100% of such Net Cash Proceeds. 2.06 Method of Payment. All payments of the Obligations hereunder shall first apply to outstanding interest and then principal and shall be made, without deduction or counterclaim, in immediately available funds to the Lender at its address set forth on the signature page hereto by 1:00 p.m. (Chicago time) on the date when due. 2.07 Taxes. Any payments made by the Borrower to the Lender under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes or any other tax based upon any income imposed on the Lender by the jurisdiction in which the Lender is incorporated or has its principal place of business (“Excluded Taxes”). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) are required to be withheld from any amounts payable to the Lender hereunder, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Non- Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in or pursuant to this Agreement. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as practicable thereafter the Borrower shall send to the Lender a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing

6 77353721v.8 authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this Section 2.07 shall survive the termination of this Agreement and the payment of all other Obligations hereunder. 2.08 Exit Fee. In addition to any other fees payable hereunder, on the earlier of the Maturity Date and the date the Obligations are paid in full (by early termination, repayment, or otherwise), the Borrower shall pay to Lender a fee equal to 0.5% of the total aggregate amount of Loans drawn under this Agreement up to such date (regardless of whether such Loans have been repaid). Such fee shall be earned and due and payable in full by the Borrower on the earlier of the Maturity Date and the date the Obligations are paid in full. ARTICLE III CONDITIONS PRECEDENT 3.01 Conditions to Loan. The obligation of the Lender to make the Loans to the Borrower shall be subject to the fulfillment of each of the following conditions precedent and/or receipt by the Lender of (each such document to be in form and substance reasonably satisfactory to the Lender and its counsel): (a) Agreement. An executed counterpart of this Agreement, together with all schedules, exhibits, certificates, instruments, documents and financial statements required to be delivered pursuant hereto. (b) Note. An executed counterpart of the Note evidencing the Loans and payable to the order of the Lender, in form and substance reasonably acceptable to the Lender. (c) Certificate - Borrower. A certificate signed by an authorized officer of the Borrower, which certificate shall include an officer incumbency certification, good standing certificate, and complete copies of the articles of incorporation and bylaws of the Borrower shall be attached thereto. (d) Other Documents. Such other documents as the Lender or its counsel may reasonably request. (e) Representations and Warranties. All representations and warranties of the Borrower under this Agreement and the other Loan Documents shall be true and correct in all respects. (f) No Events of Default. There shall exist no Event of Default or Unmatured Event. (g) Expenses and Closing Fee. The Borrower shall have paid and/or reimbursed all invoiced fees, costs and expenses owed to the Lender pursuant to this Agreement, and the Borrower shall have paid to the Lender a one-time $20,000 closing fee.

7 77353721v.8 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE BORROWER 4.01 Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lender as follows (each of which representations and warranties shall be true and correct on the date hereof and remain true and correct in all material respects after the date hereof until payment in full of the Obligations): (a) Each Loan Document to which the Borrower is a party has been duly executed and delivered by the Borrower and constitutes the legal, valid, binding and enforceable obligation of such Person. (b) The execution and delivery of, and performance by the Borrower of its obligations under, each Loan Document to which it is a party will not result in a breach or violation of, conflict with, or constitute a default under any Contractual Obligation of such Person, and will not result in, or require the creation or imposition of, any Lien on any of such Person’s properties pursuant to any Contractual Obligation. (c) To the knowledge of the Borrower, no actions, proceedings or claims are pending or threatened against the Borrower which purport to affect the legality, validity or enforceability of any Loan Document, to which such Person is a party or which could reasonably be expected to have a Material Adverse Effect on the financial condition of such Person. (d) No Event of Default or Unmatured Event exists or would result from the incurrence by Borrower of any of the Obligations hereunder and Borrower is not in default (without regard to grace or cure periods) under any other contract or agreement to which it is a party, the effect of which would have a Material Adverse Effect upon Borrower. (e) The exact legal name of the Borrower is as set forth in the signature page to this Agreement. (f) Borrower has timely filed all tax returns and reports required by law to have been filed by it and has paid all taxes, governmental charges and assessments due and payable with respect to such returns, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. (g) (i) The fair value of the Borrower’s assets are greater than the amount of its liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated as required under the Section 548 of the United States Bankruptcy Code, (ii) the Borrower is able to realize upon its assets and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, and (iii) the Borrower does not intend to, and does not believe it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature.

8 77353721v.8 (h) This Agreement and all other Loan Documents, financial statements, schedules, certificates, confirmations, and other materials and information heretofore or contemporaneously herewith furnished in writing by Borrower to Lender for purposes of, or in connection with, this Agreement and the transactions contemplated hereby are, and all written information hereafter furnished by or on behalf of Borrower to Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made. (i) Neither Borrower nor, to the knowledge of Borrower, any director, officer, employee, agent or affiliate of Borrower, is a Person that is, or is owned or controlled by Persons that are: (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions (including, without limitation, currently, Crimea, Cuba, Iran, North Korea, Sudan and Syria). ARTICLE V COVENANTS OF THE BORROWER 5.01 Until the payment in full of the Obligations, the Borrower shall comply with the following requirements: (a) Borrower Financial Information. Borrower shall from time to time furnish to Lender such information and reports of Borrower’s financial condition as Lender may reasonably request. (b) Notice of Event of Default. Promptly upon the Borrower becoming aware of the occurrence of an Event of Default, the Borrower shall provide written notice thereof to the Lender. ARTICLE VI EVENTS OF DEFAULT 6.01 Events of Default. Each of the following events shall constitute an “Event of Default”: (a) The Borrower shall fail to pay any amount of principal on the Loans when due, or the Borrower shall fail to pay any amount of interest on, or other amount due under, the Loans or the Loan Documents when due and such failure to pay shall continue for five (5) Business Days.

9 77353721v.8 (b) Any representation or warranty made by or on behalf of the Borrower to the Lender under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made. (c) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Loan Document on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for twenty (20) days after the earlier to occur of (x) Borrower’s actual knowledge of such failure or (y) written notice thereof shall have been given to the Borrower by the Lender. (d) The Borrower shall become insolvent, generally fail to pay, or state in writing or publicly such Person’s inability or unwillingness to pay, such Person’s debts as they become due or call a meeting of creditors for the purpose of adjusting such Person’s debts; or the Borrower shall become insolvent or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law seeking dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for such Person or a substantial portion of such Person’s property, assets or business, or to effect a plan or other arrangement with such Person’s creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against such Person in any bankruptcy, insolvency or similar proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for a substantial portion of such Person’s property, assets or business. (e) Involuntary proceedings or an involuntary petition shall be commenced or filed against the Borrower under any bankruptcy, insolvency or similar law or seeking the dissolution or reorganization of such Person or the appointment of a receiver, trustee, custodian or liquidator for such Person or of a substantial part of such Person’s property, assets or business, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of such Person’s property, assets or business, and such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within sixty (60) days after commencement, filing or levy, as the case may be, or any order for relief shall be entered in any such proceeding. (f) Any Loan Document executed by the Borrower shall fail to remain in full force and effect in any material respect (other than as a result of the action or inaction of the Lender) or the Borrower shall file a judicial proceeding adverse to the Lender to discontinue or to assert the invalidity or unenforceability thereof, or the Borrower denies in writing that the Borrower has any further liability hereunder, or gives notice to such effect. (g) Any termination or non-renewal of that certain Advisory Agreement between the Borrower and SRT Advisor, LLC, a Delaware limited liability company dated August 10, 2013 (“Advisory Agreement”) other than for cause pursuant to the terms of the Advisory Agreement. (h) Any default by Borrower in the payment of any Indebtedness for any other obligation beyond any period of grace provided with respect thereto or in the performance of any other term, condition or covenant contained in any agreement under which any such obligation is

10 77353721v.8 created, the effect of which default is to cause such obligation to become due prior to its stated maturity. If any Event of Default occurs and is continuing, the Lender may take one or more of the following actions: (A) declare the Lender’s commitments hereunder terminated, whereupon the same shall terminate immediately, and all Obligations, fees and other amounts accrued in accordance with this Agreement shall forthwith become due and payable without any other notice of any kind; (B) declare all of the Obligations and other sums then owing by the Borrower hereunder or any other Loan Document to be forthwith due and payable, whereupon all such sums shall become and be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower; and (C) exercise all rights and remedies available to it under the Loan Documents or applicable law; provided, however, that if an Event of Default specified in paragraph (h) or (i) of this Section shall occur, the result which would occur upon the giving of notice by the Lender, as specified in clauses (A) or (B) above, shall occur automatically without the giving of any such notice. Promptly following the making of any such declaration, the Lender shall give notice thereof to the Borrower, but failure to notify the Borrower shall not impair the effect of such declaration. ARTICLE VII GENERAL PROVISIONS 7.01 Amendments. No amendment, waiver, modification or supplement of any provision of this Agreement shall be effective without the written consent of the Borrower and the Lender. 7.02 Preservation of Rights. No delay or omission of the Lender to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lender as required pursuant to Section 7.01, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Lender until the Obligations have been paid in full. 7.03 Survival of Representations. All representations and warranties of the Borrower contained in this Agreement or any other Loan Document shall survive delivery of such Loan Documents and the making of the Loans. The representations and warranties of the Borrower under this Agreement shall expire upon the payment in full of the Obligations under this Agreement and each other Loan Document. 7.04 Taxes. Any stamp, documentary or similar taxes, assessments or charges payable or ruled payable by any Governmental Authority in respect of the Loan Documents (other than any Excluded Taxes) shall be paid by the Borrower, together with interest and penalties, if any.

11 77353721v.8 7.05 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents. 7.06 Entire Agreement. The Loan Documents embody the entire agreement and understanding between the Borrower and the Lender and supersede all prior agreements and understandings between the Borrower and the Lender relating to the subject matter hereof and thereof. 7.07 Benefits of this Agreement. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns. 7.08 Expenses; Indemnification. The Borrower shall reimburse the Lender for any reasonable and documented costs and out-of-pocket expenses (including the reasonable fees and expenses of outside legal counsel for the Lender) paid or incurred by the Lender in connection with the preparation, negotiation, execution, delivery, review, amendment and modification of the Loan Documents. The Borrower also agrees to reimburse the Lender for any reasonable and documented out-of-pocket costs and expenses (including the reasonable fees and expenses of outside legal counsel for the Lender) paid or incurred by the Lender in connection with the collection and enforcement of the Loans and Loan Documents. The Borrower further agrees to indemnify the Lender, its directors, officers and employees (each an “Indemnified Party”) against all actual losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender is a party thereto) (collectively, “Losses”) which any Indemnified Party may pay or incur and which arise as a result of a breach by the Borrower of any representation or warranty made by the Borrower under any Loan Document other than Losses which were the result of acts or omissions on the part of the Lender constituting gross negligence or willful misconduct as determined by a judgment of a court that is binding on the Lender. 7.09 Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP. 7.10 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable. 7.11 Nonliability of Lender. The relationship between the Borrower and the Lender shall be solely that of borrower and lender. The Lender shall not have any fiduciary responsibilities to the Borrower. The Borrower shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to the Borrower by the Lender is for the protection of the Lender and neither the Borrower nor any other Person is entitled to rely thereon. The Borrower agrees that the Lender shall have no liability to any such Person (whether sounding in tort, contract or otherwise) for Losses suffered by any such Person in

12 77353721v.8 connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined by a judgment of a court that is binding on the Lender, that such Losses were the result of acts or omissions on the part of the Lender constituting gross negligence or willful misconduct of the party from which recovery is sought. Whether or not such damages are related to a claim that is subject to the waiver effected above and whether or not such waiver is effective, the Lender shall not have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby or the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith. 7.12 Governing Law. This Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles. 7.13 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. THE BORROWER EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. 7.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE BORROWER AND THE LENDER ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR

13 77353721v.8 PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER UNDER THIS AGREEMENT. 7.15 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower and the Lender. 7.16 Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and addressed as follows: To the Borrower: With a copy to: Matthew Schreiber 550 W. Adams Street Suite 200 Chicago, IL 60661 Ginsberg Jacobs LLC 300 S. Wacker Drive, Suite 2750 Chicago, IL 60606 Attention: David A. Lapins To the Lender: Domenic Lanni 550 W. Adams Street Suite 200 Chicago, IL 60661 With copy to: Seyfarth Shaw LLP 233 S. Wacker Drive, Suite 8000 Chicago, Illinois 60606 Attention: Joel D. Rubin or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this subsection. All notices addressed as above shall be deemed to have been properly given (i) if served in person, upon acceptance or refusal of delivery; (ii) if sent by facsimile, upon receipt by the sender of a facsimile confirmation or some other evidence that the recipient has received such notice; (iii) if mailed by certified or registered mail, return receipt requested, postage prepaid, on the third (3rd) day following the day such notice is deposited in any post office station or letter box; or (iv) if sent by recognized overnight courier, on the first (1st) day following the day such notice is delivered to such carrier. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. 7.17 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective estates, successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder without the prior

14 77353721v.8 written consent of the Lender. The Lender may from time to time (i) grant participations in its rights hereunder in whole or in part, and (ii) after the occurrence and during the continuance of an Event of Default, assign its rights hereunder in whole or in part. 7.18 Setoff. In addition to, and without limitation of, any rights of the Lender under applicable law, if any Event of Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by the Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to the Lender, whether or not the Obligations, or any part hereof, shall then be due. [SIGNATURE PAGE FOLLOWS]

16 Error! Unknown document property name. 77353721v.8 Exhibit A PROMISSORY NOTE $4,000,000 [________, 2021] Chicago, Illinois 1. Promise to Pay. FOR VALUE RECEIVED, Strategic Realty Trust, Inc., a Maryland corporation (the “Borrower”), hereby promises to pay to the order of PUR Holdings Lender, LLC, a Delaware limited liability company (the “Lender”), the principal amount of $4,000,000 (Four Million Dollars), or such lesser amount as may be advanced, to the Borrower by the Lender pursuant to the Loan Agreement referred to below, together with interest thereon and all other Obligations arising under the Loan Agreement. 2. Interest and Principal. Interest on the principal amount shall be computed and paid in accordance with the terms of the Loan Agreement. The principal amount shall be due and payable in accordance with the Loan Agreement. This Note may be prepaid in whole or in part at any time from time to time without penalty, except as provided in the Loan Agreement. All payments hereunder shall be applied in the order of priority set forth in the Loan Agreement. 3. Loan Agreement. This Note evidences the Loans incurred under, and payment hereof may be accelerated as provided in, that certain Loan Agreement dated as of the date hereof (as amended, restated, modified or supplemented from time to time and in effect, the “Loan Agreement”), by and among the Borrower and the Lender. Reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated. Terms not otherwise defined herein are used herein as defined in the Loan Agreement. 4. Waivers; Enforcement Costs. The Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the performance or enforcement of this Note. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof. The remedies of the Lender are cumulative and no single or partial exercise of any right or remedy available to the Lender shall preclude other or further exercise thereof or the exercise of any other right or remedy. The Borrower promises to pay all costs of collection, including attorneys’ fees and legal expenses as set forth in the Loan Agreement. 5. Governing Law. This Note shall be governed by the laws of the State of Illinois, which laws shall govern the enforceability, validity and interpretation of this Note. SIGNATURE TO FOLLOW

77353721v.8 IN WITNESS WHEREOF, the Borrower has executed this Note as of the day and year first above written. Strategic Realty Trust, Inc., a Maryland corporation By: Name: Title: